EXHIBIT 99.1

Second Quarter Results Fiscal Year 2005 January 20, 2005

Safe Harbor This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-K under the caption "Risks Related to our Business". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Jeff Rich, CEO Second Quarter Results Overview

Revenue: $1.03 billion Total growth: 11% (excluding divestitures) Internal growth: 4% Operating margin: 15.1% of revenue EPS: $0.73 per share Cash flow: OCF: $180 million, 17.5% of revenue FCF: $120 million, 11.6% of revenue New business signings: $227 million annualized Q2 FY05 Overview Slide #1

New Business Signings BPO IT Outsourcing 147 80 Slide #2 $147M $80M Annual Recurring Revenue - $227 Million Commercial Government 171 55 $171M $56M Comments: Segment mix: 75% Commercial / 25% Government Service line mix: 65% BPO / 35% ITO Total Contract Value: $1.1 billion Year-to-date new business signings: Annual $354M TCV $1.6B Trailing 12 month signings growth: 21%

Superior Acquisition Slide #3 Expected to close Q3 FY05 Purchase price - $106M; trailing revenue - $104M Accretive on a prospective basis Acquisition rationale Strengthen Commercial Healthcare vertical Expand service offering to include applications outsourcing, integration expertise and consulting Expand target market Experienced management team

Summary Addressing internal growth Strong new business Solid profit margins Excellent cash flow Strong pipeline Slide #4

Mark King, President & COO Operational Overview

Government Segment - Highlights ($ in millions) Slide #5 Comments: Q2 FY05 Revenue $ 543 % of Total Revenue 53% Total Revenue Growth (1) 2% Internal Revenue Growth 0% Operating Margin 18.0% (1) Excludes divested revenue from Q2- FY04 Flat internal revenue growth caused by weak bookings and non- recurring revenue in the prior period Operating margins up sequentially due to cost control Expect internal growth acceleration in the second half of fiscal year

Commercial Segment - Highlights ($ in millions) Slide #6 Comments: Q2 FY05 Revenue $ 485 % of Total Revenue 47% Total Revenue Growth (1) 23% Internal Revenue Growth 9% Operating Margin 14.6% (1) Excludes divested revenue in Q2 FY04. Internal revenue growth solid at 9% despite grow-over issues resulting from Roadway/Gateway acquisitions New business bookings up 45% year-over-year on a trailing four quarter basis Operating margins down sequentially: Abnormally high in Q1 due to Gateway termination Transition expenses

Other Matters North Carolina Medicaid Texas Eligibility Nextel Slide #7

Warren Edwards, CFO Financial Overview

Q2 FY05 Income Statement ($ in millions, except EPS) Slide #8 Q2 FY05 Q2 FY04 As Adjusted Revenues $ 1,027 $ 1,005 Total operating expenses 872 859 Operating income 155 146 % of revenue 15.1% 14.5% Pretax profit 154 142 % of revenue 15.0% 14.1% Income tax expense 58 53 Net income $ 96 $ 88 Diluted EPS $ 0.73 $ 0.64 (1) Adjusted for the impact of the Federal divestiture and Georgia Medicaid settlement in Q2 FY04. Differences in schedules due to rounding (1) HIPAA $18M Georgia Dev. $22M Roadway $10M Gateway $8M $58M Q2 FY04 "Headwinds"

Condensed Balance Sheet ($ in millions) Slide #9 Dec. 31, 2004 June 30, 2004 Accounts receivable $ 845 $ 873 Cash & other current assets 138 171 PP&E / software 562 522 Other intangibles 296 284 Goodwill 2,040 1,969 Other 84 88 Total assets $ 3,965 $ 3,907 Accrued compensation $ 84 $ 134 Other current liabilities 483 504 Current liabilities 567 638 Long-term debt 255 372 Long-term liabilities 327 307 Total liabilities 1,149 1,317 Equity 2,816 2,590 Total liabilities & equity $ 3,965 $ 3,907

Cash Flow Metrics ($ in millions) Slide #10 Q2 FY05 Q2 FY04 6 Mos. YTD Dec. 31, 2004 6 Mos. YTD Dec. 31, 2003 Net Income $ 96 $ 253 $ 190 $ 340 Add Back Depr./Amort. 56 42 110 84 Less: Net Gain on Sale - (182) - (182) Other Changes 28 39 (1) (31) Operating Cash Flow $ 180 $ 152 $ 299 $ 211 % of Revenue 17.5% 15.2% 14.4% 10.4% Capital Expenditures/Intangibles $ 61 $ 58 $ 131 $ 108 % of Revenue 5.9% 5.8% 6.3% 5.3% Free Cash Flow $ 120 $ 94 $ 168 $ 103 % of Revenue 11.6% 9.4% 8.1% 5.1% Differences in schedules due to rounding

Guidance - FY05 ($ in millions, except EPS amounts) Q3 FY05 Q3 FY05 FY05 FY05 Low High Low High Revenue $ 1,100 $ 1,125 $ 4,375 $ 4,450 Diluted EPS $ 0.79 $ 0.81 $ 3.10 $ 3.15 Slide #11